UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	12/11/2019

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

On December 11, 2019, the Board of Directors of Oil-Dri Corporation of America (the “Company”) appointed Jessica D. Moskowitz as an executive officer of the Company. Ms. Moskowitz, 40, has served as Vice President and General Manager, Consumer Products Division, of the Company since February 1, 2019. Previously, she served as Brand Manager, Consumer Packaged Goods, of the Company since April 26, 2017. Prior to joining the Company, Ms. Moskowitz held multiple positions, including Brand Manager, at Kraft Foods from 2006-2012. Ms. Moskowitz holds a Bachelor’s degree in Accounting and Finance from Indiana University Bloomington and a Masters of Business Administration degree from the Kellogg School of Management at Northwestern University.

(e)

The stockholders of the Company approved a third amendment (the “Third Amendment”) to the Oil-Dri Corporation of America 2006 Long Term Incentive Plan, as amended (the “Incentive Plan”), to increase the number of shares of stock authorized for issuance thereunder. The terms of the Third Amendment are set forth in the Company’s definitive proxy statement on Schedule 14A dated October 30, 2019 (the “Proxy Statement”) under the caption “3. Approval of the Amendment to the Oil-Dri Corporation of America 2006 Long Term Incentive Plan”, and the description of the Third Amendment is incorporated herein by reference.  Such description is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which was attached as Appendix A to the Proxy Statement and which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on December 11, 2019. See the Company’s 2019 Proxy Statement for more information on the proposals presented at the meeting, the relevant portions of which are incorporated herein by reference.

PROPOSAL 1: ELECTION OF DIRECTORS

The stockholders elected all of the nominees for director recommended by the Company’s Board of Directors (the “Board”). The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
Ellen-Blair Chube	20,400,625	2,076,403	761,916
Paul M. Hindsley	21,706,421	770,607	761,916
Daniel S. Jaffee	21,039,929	1,437,099	761,916
Joseph C. Miller	20,138,571	2,338,457	761,916
Michael A. Nemeroff	20,111,010	2,366,018	761,916
George C. Roeth	21,179,984	1,297,044	761,916
Allan H. Selig	20,250,555	2,226,473	761,916
Paul E. Suckow	21,369,118	1,107,910	761,916
Lawrence E. Washow	21,383,049	1,093,979	761,916

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The stockholders ratified the appointment of Grant Thornton LLP as independent auditor for the fiscal year ending July 31, 2020. The voting results were as follows:

For	23,189,415
Against	43,569
Abstain	5,960

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE OIL-DRI CORPORATION OF AMERICA 2006 LONG TERM INCENTIVE PLAN

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.07 by reference.  The voting results with respect to the Third Amendment to the Incentive Plan were as follows:

For	20,619,115
Against	1,849,711
Abstain	8,202
Broker Non-Votes	761,916

Item 8.01	Other Events.

At its regular meeting on December 11, 2019, the Board declared quarterly cash dividends of $0.25 per share of the Company’s Common Stock and $0.1875 per share of the Company’s Class B Stock. The dividends will be payable on February 28, 2020, to stockholders of record at the close of business on February 14, 2020. A copy of the Company’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release dated December 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  December 11, 2019